Net loss per share and dividends per share	12 Months Ended
Dec. 31, 2019
Net loss per share and dividends per share
Net loss per share and dividends per share

12.   Net loss per share and dividends per share

Basic and diluted net loss per share is calculated by dividing the net loss available to common shareholders by the average number of common shares outstanding during the periods. Diluted earnings per share is calculated by adjusting the net earnings / (loss) available to common shareholders and the weighted average number of common shares used for calculating basic earnings / (loss) per share for the effects of all potentially dilutive shares. Such dilutive common shares are excluded when the effect would be to increase earnings per share or reduce a loss per share.

	For the years ended December 31
Numerator:	2019	2018	2017
Net loss	(22,861,257)	(42,939,001)	(12,490,335)
Denominator:
Weighted average number of shares outstanding	33,097,831	32,837,866	33,441,879
Net loss per share, basic and diluted	(0.69)	(1.31)	(0.37)

For the year ended December 31, 2019, SARs granting the right to acquire 2,544,983 shares (2018: 1,984,983, 2017: 1,343,375) were outstanding. The SARs have been excluded from the computation of diluted earnings per share as they are anti-dilutive.

The Company did not make any payments of dividends for the years ended December 31, 2019, 2018 and 2017.